SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2003

Date of Report (Date of earliest event reported)

0-25167

Commission File Number

GSL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands                                                                                                 N/A

(State or other jurisdiction of                                                             (I.R.S. Employer Identification No.)

 incorporation or organization)

123 South Los Robles Avenue, Pasadena, California 92708

(Address of principal executive offices)

(626) 356-3888

(Issuer's telephone number, including area code)

Bethurum Laboratories, 6371 Richmond #200, Houston, Texas 77057

(Former name, former address and former fiscal year, if changed since last report)

Item 2.    Acquisition of Disposition of Assets

On September 15, 2003, GSL Holdings, Inc. (the "Company") entered into a contract with Everbright Development Overseas Limited ("Everbright") to acquire property in China.  The property is located in the city of Nantong, Jiangsu Province, China and covers a total area of 356,370.34 square miles.  The property is part of the Nantong Economic and Technology Development Area which is an area to the southeast of the urban district.  The coordinates of the property are 120'53' east longitude and 30'55' north latitude.

According to a surveyor report provided by Everbright, the property has a value of $19,064,890 (RMB 157,666,653; Currency rate is RMB 8.27 = U.S.$1.00).  In exchange for 100% ownership of this property, the Company has agreed to issue 9,532,445 restricted shares (valued at $2.00/share) of its common stock to Everbright.  Transfer and exchange shall take place upon approval of the Contract by the Company's Board of Directors.

The Company has also entered into a contract to acquire a second property from Everbright.  This second property is located in the city of Haimen, Jiansu Province, China.  This property is located at the town of Haimen, No.15, Shishaz Road, Jiangsu Province, China and covers a total area of 2,347 square miles and includes the Haimen Shishan Hotel (the "Hotel Property").

According to a surveyor report provided by Everbright, the property has a value of RMB 106,000,006.60 (Currency rate is RMB 8.27 = U.S.$1.00).  The property also has liabilities of RMB 40,000,000.00 which shall transfer the the Company.  In exchange for 100% ownership of this property, the Company has agreed to issue 3,990,326 restricted shares (valued at $2.00/share) of its common stock to Everbright.  Transfer and exchange shall take place upon approval of the Contract by the Company's Board of Directors.  The Company shall also have the ability to pay off the liability by converting the debt into common stock of the Company.

Both properties will become wholly owned assets of the Company upon completion of the transactions contemplated in the contracts described above.

Item 7.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

            10.1    Contract between GSL Holdings, Inc. and Everbright Development Overseas Limited for the acquisition of Nantong, China property

            10.2    Contract between GSL Holdings, Inc. and Everbright Development Overseas Limited for the acquisition of Haimen, China Hotel

                        Property

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003

GSL HOLDINGS, INC.

/s/ Luis Chang

Luis Chang,

President

Exhibit 10.1

Contract of Attornment

Party A: GSL Holding (GSL)

Party B: Everbright Development Overseas Limited (the "Owner)

Regard the Memorandum of Understanding dated as of September 15, 2003, express the present of Everbright Development Overseas Limited (the "Owner"), a company with sole ownership of the properties located at the city of Nantong, Jiangsu Province, China (the "Properties"). Negotiated with GSL Holding, Inc. (GSL), a British Virgin Islands corporation. The Owner desires to sell 100% of its ownership in the Property to GSL.

I.    Property Description

The property located at the city of Nantong, Jiangsu Province, China, covering a total total area of 356370.34sqm. The Geographical Position is Nantong Economic and Technology Development Area, is located to the southeast of the urban district. The coordinate is 120' 53' east longitude, 30' 55' north latitude.

II.    Exchange terms for Sale of Property

1.         In exchange for 100 percent ownership of the property, owned solely by the Owner ("Bearer"), according to the surveyor report provided by the Owner, the Property valued at RMB 157666653.00 (Currency rate is RMB8.27=US$1.00), equal to US$19064890; GSL shall as its discretion, after its Board of Director approval of the Contract ("Transfer Date"), GSL shall issue to Bearer on the Transfer Date an amount of restricted GSL non-voting common stock, valued at US$ 2.00 per share equal to 9532445 shares.

2.         As GSL Holdings, Inc. required, upon transfer of the property title to GSL International Business Port (Nantong) Co., Ltd., and upon successful completion of items in section 1 of this contract, the Property shall become to a wholly owned asset of GSL for business purposes and will be represented to the public as a wholly owned asset.

3.         All the key figures are procured in the financial statement submitted by Bearer, any further liabilities are un-accepted. It should be assumed sole responsibilities by the Bearer.

III.    Restriction

Bearer shall be restricted from transferring the shares of GSL stock received in this transaction for a period of two years after the Transfer Date. GSL may endorse the certificates of stock of GSL transferred to Bearer with a designation reflecting this restriction. Bearer needs to receive GSL approval prior to any sale of stock prior to the second anniversary of the Transfer Date.

This contract shall be Septuplicate, have same force in effect. Triplicate of this contract shall be held by two parties, the other one shall be held by notary public.

This contract shall be signed by the two parties, and become effective after notarization.

GSL HOLDINGS, INC.                                                    EVERBRIGHT DEVELOPMENT

                                                                                          OVERSEAS LIMITED

For and on behalf of                                                           For and on behalf of

GSL Holding, Inc.                                                              EVERBRIGHT DEVELOPMENT

                                                                                          OVERSEAS LIMITED

Exhibit 10.2

Contract of Attornment

Party A: GSL Holding, Inc. (GSL)

Party B: Everbright Development Overseas Limited (the "Owner")

Negotiated with DSL Holdings, Inc. (GSL), a British Virgin Islands corporation, The Owner, a company with sole ownership of the Hotel located at the city of Haimen, Jiangsu Province, China (the "Hotel"), desires to sell 100% of its sole ownership in the Hotel to GSL.

I.    Property Description

Haimen Shishan Hotel located at the town of Haimen, No. 15, Shishaz Road, Jiangsu Province, China. The ownership include the field covering a total area of 2437 sqm and establishments of the Hotel. The Hotel Geographical Number is 070290024, and Atlas Number is 30401600; Geographical Level: Second, and Duration of Usufruct: fifty years.

II.    Exchange terms for Sale of Property

1.         In exchange for 100 percent ownership of the Hotel, owned solely by the Owner ("Bearer"), according to the surveyor report provided by the Owner, the Hotel valued at RMB 106000006.60 (Currency rate is RMB8.27=US$1.00); contemporary, liability at RMB 40000000.00 is transferring to GSL, equal to US$ 7980652. GSL shall at its discretion, after its Board of Director approval of this Contract ("Transfer Date"), GSL shall issue to Bearer on the Transfer Date as amount of restricted GSL non-voting common stock, valued at US$ 2.00 per share equal to 3990326 shares.

2.         Bearer can pay off the liability (RMB40000000.00) and exchange it to be stock mentioned in section 1 of this contract.

3.         As GSL Holdings, Inc. Required, Upon transfer of the Hotel title to GSL International Buriness Port (Haimen) Co., Ltd., and upon successful completion of items in section 1 of this contract, the Hotel shall become a wholly owner asset of GSL for business purposes and will be represented to the public as a wholly owned asset.

4.         All the key figures are procured in the financial statement submitted by Bearer, any further liabilities are un-accepted. It shall be assumed sole responsibility by the Bearer

III.    Restriction

Bearer shall be restricted from transferring the shares of GSL stock received in this transaction for a period of two years after the Transfer Date. GSL may endorse the certificates of stock of GSL transferred to Bearer with a designation reflecting this restriction. Bearer needs to receive GSL approval prior to any sale of stock prior to the second anniversary of the Transfer Date.

This contract shall be Septuplicate, have same force in effect. Triplicate of this contract shall be held by two parties, the other one shall be held by a notary public.

This contract shall be signed by the two parties, and become effective after notarization.

GSL HOLDINGS, INC.                                              EVERBRIGHT DEVELOPMENT

                                                                                    OVERSEAS LIMITED

For and on behalf of                                                       For and on behalf of

GSL Holdings, Inc.                                                        EVERBRIGHT DEVELOPMENT

                                                                                     OVERSEAS LIMITED